Long-Term Obligations	1 Months Ended
Jan. 31, 2015
Long-Term Obligations
LONG-TERM OBLIGATIONS

11. LONG-TERM OBLIGATIONS

Financing Arrangements

        In September and November 2012, the Company issued convertible notes payable ("Notes") to two individuals, respectively, in exchange for $200,000 in cash. These Notes carry an interest rate of 6% per annum and mature in September and November 2015, respectively, with principal and interest payable at maturity.

        During the year ended December 31, 2013, the Company issued Notes to twelve individuals in exchange for $1.0 million in cash. These notes carry an interest rate of 6% per annum and mature between June 2014 and October 2016, with principal and interest payable at maturity.

        During the first quarter of 2014, the Company issued convertible notes payable to thirteen individuals in exchange for $1.0 million in cash. The Notes carry an interest rate of 6% per annum and mature between January 2015 and March 2017, with principal and interest payable at maturity.

        The Notes automatically convert into common stock upon the Company entering into a qualified preferred stock financing at 80% of the price per share at which such preferred stock is issued in such an offering. Additionally, there is a special conversion that at maturity, unless the Company repays all outstanding principal and interest, the Notes shall be automatically converted into a number of shares of common stock of the Company at 80% of the then fair market value per share.

        As a result of this beneficial conversion feature, the Company recorded $0, $148,000 (unaudited), $204,000 and $206,000, as a debt discount during the months ended January 31, 2015 and 2014 and the years ended December 31, 2014 and 2013. The debt discount was amortized to interest expense over the term of the Notes using the effective interest rate method. The amortization expense related to the debt discount was $0, $12,000 (unaudited), $49,000 and $41,000 for the months ended January 31, 2015 and 2014 and the years ended December 31, 2014 and 2013, respectively.

        During the year ended December 31, 2014, the Company completed a private placement (the "Private Placement") of shares of its Series A preferred stock and warrants to purchase common stock ("Warrants"). The Private Placement was consummated in a series of closings that occurred between April 2014 and November 2014. The Company sold to accredited investors and non-U.S. persons 4.2 million shares of Series A preferred stock at a per share price of $1.85 for total net proceeds of approximately $7.3 million and issued to the investors for no additional consideration the Warrants to purchase in the aggregate 2.0 million shares of the Company's common stock, at an exercise price of $3.70 per share pursuant to a series of subscription agreements. See Note 13.

        As a result, upon the first Series A preferred stock closing on April 11, 2014, the convertible notes payable balance, net of unamortized discounts, of $1.8 million was converted into 1,526,001 shares of common stock. The balance of the accrued interest was waived. As of January 31, 2015, there were no remaining outstanding convertible notes.